Exhibit 10-a-8

[SAMPLE AWARD LETTER UNDER 2006 LONG-TERM INCENTIVES PLAN,

FORMING A PART OF STOCK OPTION AGREEMENT—INCLUDING

ARBITRATION OR NONCOMPETE LETTER]

[Date]

[Name]

Dear                     :

I am pleased to inform you that you have been awarded a long-term incentive grant. This grant is made up of stock options and a performance award (comprised of cash and shares). This long-term incentive grant is designed to reward us if we meet or exceed our goals of profitable growth and building shareowner value, key drivers of success for our business.

Total direct compensation for executive positions is typically made up of three components—base salary, annual incentive (ICP) and long-term incentives. Your total compensation statement includes the value of each of these elements of your compensation package. Your new long-term incentive award is outlined below:

•	Half of your target long-term incentive compensation is awarded to you in the form of stock options and you have been granted Rockwell Collins stock options ( Incentive Stock Options (ISOs) and non-qualified stock options) on [date] at an exercise price of $ per share.

•	You have also been granted a performance award of for the achievement of our three year goals (FY - ) for Cumulative Sales and Return on Sales. The target award is made up of cash and performance shares. The goals have been set to reflect the strategic importance of profitable growth on our business. You will have the opportunity to earn from 0 to 200% of the target award based on the company’s performance against these pre-established goals shown on the enclosed performance matrix. A further adjustment of plus or minus 20% of the final award amount will potentially be made for our relative performance on Total Shareowner Return when compared to ten peer companies.

•	The stock options and performance awards are subject to the provisions of the 2006 Long-Term Incentives Plan and to the attached terms and conditions. The stock options and performance award are also subject to other requirements covered in the enclosed letter from Gary Chadick, Senior Vice President,

General Counsel and Secretary, dated [date]. Please read these documents and your copy of the Plan and Prospectus carefully and retain them for future reference.

As a key member of the Rockwell Collins leadership team, you play a significant role in the attainment of our growth and shareowner return goals. The potential value of these awards is related directly to our achievements and our pay-for-performance philosophy. Our company will be successful when we provide superior value to our customers and shareowners.

Congratulations on your receipt of this long-term incentive grant. As we strive to achieve our vision and values, I am confident that we will continue working together to fulfill the high expectations that we have for Rockwell Collins.

Sincerely,

Clay Jones

[FORM OF LETTER ENCLOSING MUTUAL AGREEMENT TO ARBITRATE CLAIMS]

[Date]

To:	[Name]

Re:	Mutual Agreement to Arbitrate Claims

Dear                     :

The long-term incentive or equity award granted to you as noted in a letter from Clay Jones dated [date] is subject to the condition that you sign and return one copy of the Mutual Agreement to Arbitrate Claims to me at the following address:

Gary R. Chadick, Secretary

Rockwell Collins, Inc.

400 Collins Road NE, M/S 124-323

Cedar Rapids, IA 52498

The long-term incentive or equity award will be of no effect if the copy of the Mutual Agreement to Arbitrate Claims, properly signed by you, is not received by the undersigned on or before [date], unless Rockwell Collins, Inc. (in its sole discretion) elects in writing to extend that date.

Sincerely,

Gary Chadick

[FORM OF MUTUAL AGREEMENT TO ARBITRATE CLAIMS]

MUTUAL AGREEMENT TO ARBITRATE CLAIMS

Rockwell Collins, Inc. seeks to work with its employees to resolve differences as soon as possible after they arise. Often times, differences can be eliminated through internal discussions between an employee and his/her supervisor. Other times, it may be helpful for Human Resources or other Rockwell Collins, Inc. employees to become involved to help resolve a dispute. If this fails (unless provided otherwise below), Rockwell Collins, Inc. (as described below) is required (and you likewise are required) to resolve the dispute by using a third-party neutral arbitrator.

A.	Employee’s Agreement to Arbitrate

By signing this Arbitration Agreement (“Agreement”), you agree to use final and binding arbitration to resolve workplace issues between you and Rockwell Collins, Inc. By agreeing to final and binding arbitration, you also agree to waive your right to a court action, including a jury trial, in accordance with the terms of this Agreement. Please read this Agreement carefully. Management representatives are available to answer your questions. You may consult with an attorney before signing. By signing this you agree to arbitrate any and all disputes, claims, or controversies (“claim”) against Rockwell Collins, Inc., any and all related or affiliated entities or divisions, and all current and former officers, directors, employees, successors and assigns (“Rockwell Collins, Inc.” or “the Company”) including, without limitation, those arising out of your employment, the termination of your employment or any other dispute, including any claim that could have been presented to or could have been brought before any court.

This Agreement includes, without limitation, claims under the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964; the Fair Labor Standards Act; the Americans with Disabilities Act of 1990; Section 1981 through 1988 of Title 42 of the United States Code; and the human rights, fair employment or non-discrimination law of the state where you are employed including, without limitation, the California Fair Employment and Housing Act (Cal. Gov’t Code § 12900 et seq.); or any other law or cause of action; and, any other federal, state, or local law, ordinance or regulation, or based on any public policy, contract, tort, or common law or any claim for costs, fees, or other expenses or relief, including attorney’s fees. You cannot be a class representative or a member of a class with respect to any dispute you may have against the Company because your personal claim is subject to arbitration. All claims and defenses that could be raised before a government administrative agency or court must be raised in arbitration and the arbitrator shall apply the law accordingly.

B.	Rockwell Collins, Inc.’s Agreement to Arbitrate

Because this problem resolution policy is intended to resolve all disputes between us (other than as explained below), Rockwell Collins, Inc. reciprocally and in consideration hereof shall initiate or participate in arbitration regarding any matter covered by this

Agreement or any dispute with you (unless otherwise stated herein or in a written agreement that explicitly limits the obligation to arbitrate). Claims not covered by this Agreement are claims: (i) for workers’ compensation benefits; (ii) for unemployment compensation benefits; (iii) for injunctive, equitable or other relief relating to unfair competition, restrictive covenant (non-compete) and/or use of unauthorized disclosure of trade secrets or confidential information, as to which the Company or you may seek and obtain relief from a court of competent jurisdiction; (iv) based upon the Company’s current, future or successor stock plans, employee benefits and/or welfare plans that contain an appeal procedure or other procedure for the resolution of disputes under the plan(s); (v) a violation of the National Labor Relations Act; (vi) brought by federal, state, or local governmental officials in criminal court against you or the Company; and, (vii) already filed with a court or government agency before implementation of this Agreement. Nothing in this Agreement shall prevent you from filing a claim with or participating in any investigation conducted by any federal, state, or local government agency.

C.	Consideration

Your [month] [year] long-term incentive or equity award is consideration for your signing this Agreement. You understand that any such long-term incentive or equity award will lapse unless you agree to participate in this Agreement and return it to the Company’s Secretary at 400 Collins Road NE, Cedar Rapids, IA 52498, signed, within 21 calendar days after you received it, unless the Company agrees (in its sole discretion) in writing to extend that date. You further understand that, as additional consideration for signing this Agreement, Rockwell Collins, Inc. has agreed to pay all costs of arbitration charged by the AAA and to be bound by the arbitration procedure set forth in this Agreement. Yet additional consideration in support of this Agreement is each party’s promise to resolve claims by arbitration in accordance with the provisions of this Agreement, rather than through the courts.

D.	Arbitrator’s Decision Final

The decision or award of the arbitrator, which shall be written, shall be final and binding upon the parties. The arbitrator shall have the power to award any type of legal or equitable relief available in a court of competent jurisdiction including, without limitation, attorney’s fees and/or costs, to the extent such damages are available under law. Because any arbitral award may be entered as a judgment or order in any court of competent jurisdiction, any relief or recovery to which you may be entitled upon any claim (including those arising out of your employment, the termination of your employment, or any claim of unlawful discrimination) shall be limited to that awarded by the arbitrator.

E.	Appeals

A party may appeal a decision of an arbitrator to a court of appropriate jurisdiction within thirty (30) calendar days of receipt of the arbitrator’s decision. The court to which the appeal is brought shall review the arbitrator’s decision as if it is a court of appellate jurisdiction reviewing a lower court’s decision. To this end, either party, at its own expense, may have the arbitration transcribed. If the arbitration is not transcribed, a court of appropriate jurisdiction still may evaluate the arbitrator’s decision based on the decision itself as well as any other evidence it deems appropriate to consider. No bond shall be required in the case of an appeal. A judgment that is not appealed may be entered in any court having jurisdiction as a final order. The award may be vacated or modified only on the grounds specified in the Federal Arbitration Act or other applicable law. An interlocutory appeal of an arbitrator’s decision may be brought in a court of appropriate jurisdiction where an arbitrator has breached the explicit rules of this Agreement and/or a party seeks to recuse or remove an arbitrator for legally sufficient grounds.

F.	Applicable Time Limits and Procedural Rules

Any claim for arbitration will be timely only if brought within the time in which an administrative charge or complaint would have been filed if the claim is one that could be filed with an administrative agency. If the arbitration claim raises an issue that could not have been filed with an administrative agency, then the claim must be filed within the time set by the appropriate statute of limitation.

The arbitration shall be arbitrated by a single arbitrator in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association (“AAA”). In accordance with Federal Rule of Civil Procedure 54(d), costs of the proceeding may be recovered by the prevailing party to the extent permitted by law, except when express provision is made therefor either in a statute of the United States or in the Federal Rules of Civil Procedure. A copy of the AAA National Rules for the Resolution of Employment Disputes is available for your review at the Human Resource Department, or you may contact the AAA to request a copy of these rules at 140 West 51st Street, New York, New York 10020-1203, telephone number: (212) 484-3266, facsimile number: (212) 307-4387, or you may obtain them from AAA’s website at www.adr.org.

G.	At-Will Employment

The terms of this Agreement are not intended to create a contract of employment for a specific duration of time. By signing this Agreement you confirm that you entered into employment with the Company voluntarily and that you understand you are free to resign at any time. Similarly, the Company may terminate the employment relationship at any time. Nothing written herein or contained in any other statement, whether oral or written, can create a contract of employment or alter the at-will nature of your employment.

H.	Governing Law and Interpretation

This Agreement, as well as all terms and conditions of your employment, shall be governed by and shall be interpreted in accordance with the laws of the state where you were employed by the Company, without regard to its choice or conflict of laws provisions, to create a binding agreement. If for any reason this Agreement is declared unenforceable, a court shall interpret or modify this Agreement, to the extent necessary, for it to be enforceable. If any term or provision of this Agreement is declared unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, such term or provision shall immediately become null and void, leaving the remainder of this Agreement in full force and effect.

You and Rockwell Collins, Inc. agree that a court or arbitrator can interpret or modify this Agreement to the extent necessary for it to be enforceable and to give effect to the parties’ expressed intent to create a valid and binding arbitration procedure to resolve all disputes not expressly excluded above in the fifth unnumbered paragraph. If any term or provision of this Agreement is found unlawful or unenforceable and a court or arbitrator declines to modify this Agreement to give effect to the parties’ intent to create a valid and binding arbitration agreement then the parties agree that this Agreement shall be self-amending, meaning it automatically, immediately and retroactively shall be amended, modified, and/or altered to be enforceable. Other than as set forth in the above provision all other modifications of this Agreement shall be in writing and signed by an authorized senior executive of the Company and by you.

I.	Sole and Entire Agreement

This is the complete agreement of the parties regarding arbitration of disputes, except for any arbitration provision contained in any pension or benefit plan. This Agreement replaces any prior or contemporaneous oral or written agreement or understanding on the subject. In signing this Agreement, neither party is relying on any representation, oral or written, on the subject of the effect, enforceability nor meaning of this Agreement, except as specifically stated herein.

J.	Opt Out

THIS ARBITRATION AGREEMENT IS VOLUNTARY. YOU HAVE AT LEAST 21 CALENDAR DAYS TO CONSIDER WHETHER TO BE COVERED BY THIS AGREEMENT OR TO OPT OUT AND NOT BE COVERED. YOU MAY USE ALL OR PART OF THAT TIME. YOU AGREE THAT IF YOU DECIDE TO BE COVERED BY THIS AGREEMENT, YOU HAVE DONE SO KNOWINGLY, VOLUNTARILY, AND FREE FROM DURESS OR COERCION. IN ADDITION, YOU HAVE THE RIGHT TO CONSULT WITH COUNSEL REGARDING THIS AGREEMENT.

Please indicate either (1) your agreement to be covered by this Agreement or (2) your decision to opt out and not be covered by this Agreement by signing below in the appropriate box and returning the Agreement to the Company’s Secretary at 400 Collins Road NE, Cedar Rapids, IA 52498 within 21 calendar days after you receive this Agreement. IF YOU DECIDE TO OPT OUT AND NOT BE COVERED BY THIS AGREEMENT, THE LONG-TERM INCENTIVE OR EQUITY AWARD REFERRED TO IN PARAGRAPH C ABOVE WILL LAPSE.

(1)	I understand and agree to arbitrate any and all claims I may have against Rockwell Collins, Inc. and that Rockwell Collins, Inc. will pay the costs of said arbitration.

Employee’s Signature	Gary R. Chadick Senior Vice President, General Counsel & Secretary
Date: [date]
PRINT NAME LEGIBLY

Date:

** OR **

(2)	I understand and agree that I am eligible to arbitrate any and all claims I may have against Rockwell Collins, Inc. and that Rockwell Collins, Inc. will pay the costs of said arbitration. Nonetheless, I elect to opt out and decline to be bound by the Arbitration Agreement.

Employee’s Signature	Date

PRINT NAME LEGIBLY

Please return this Mutual Agreement to Arbitrate Claims to the Company within 21 calendar days of receiving it, having decided either (1) to participate in this Agreement or (2) to opt out and not participate in this Agreement. You must sign and date this Agreement where indicated above.

[FORM OF NONCOMPETE AND NONSOLICITATION LETTER AGREEMENT

FOR VICE PRESIDENTS AND ABOVE]

[Date]

[Name]

Personnel Number:

Dear                     :

Your agreement to the noncompete and nonsolicit terms below is required in exchange for the              long-term incentives granted to you.

In partial consideration for the grant of stock options, performance units and performance shares in [month] [year] to you, you undertake and agree by your acceptance of these long-term incentives that

(a)	during your employment with the Corporation (as defined in the 2006 Long-Term Incentives Plan or any successor plan) and for two years after the date of your retirement or other termination of such employment for any reason, you shall not, in any geographic area in which the Corporation does business, (i) directly or indirectly, except with the approval of the Corporation, engage or otherwise participate in any business which is competitive with any line of business of the Corporation or any of its affiliates to or for which you provided services or about which you obtained confidential information (otherwise than through ownership of not more than 5% of the voting securities of any such competitive business) or (ii) solicit, induce or participate in the hiring of any employee of the Corporation or any of its affiliates to leave his or her employment with the Corporation or any of its affiliates to accept employment or other engagement with any business; and

(b)	in the event that you breach this undertaking, in addition to any and all other remedies the Corporation may have, (i) the Corporation shall have the right to determine by written notice to you that any of your past, present or future long-term incentives granted by the Corporation that are then outstanding shall immediately lapse and cease to be exercisable or otherwise effective; and (ii) you agree to pay the Corporation upon written demand (A) the amount of the excess of the Fair Market Value (as defined in the Plan) of any shares of the Corporation’s Common Stock you acquired upon exercise of stock options (other than options exercised more than two years before the date of your retirement or other termination of employment) over the exercise price for those shares and (B) the aggregate Fair Market Value of all other long-term incentive awards paid out to you (other than such awards paid out more than two years before the date of your retirement or other termination of employment).

(c)	This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Iowa and you agree to submit to the personal jurisdiction of any state or federal court in Iowa and consent to service of process in connection with any action arising out of this Agreement.

If a Change of Control (as defined in the Plan) shall occur, however, the foregoing provisions (a) and (b) shall immediately terminate as of, and shall not limit your activities after, the date of such Change of Control.

The stock options, performance units and performance shares granted in [month] [year] will lapse and be of no effect if a copy of this agreement properly signed by you is not received by the Secretary of Rockwell Collins, Inc. at the above address on or before [date], unless Rockwell Collins, Inc. (in its sole discretion) elects in writing to extend that date. To the extent any future long-term incentives are granted to you by the Corporation, this noncompete and nonsolicit agreement shall be relied upon by the Corporation as partial consideration.

Please note that you previously signed an agreement along these lines with Rockwell Collins. You are being requested to replace the previously signed document because the prior agreement only referred to stock options. This new agreement now also includes stock options and other forms of long-term incentives such as performance shares and performance units.

Agreed to:	ROCKWELL COLLINS, INC.
Date:

By:
Employee Signature		Gary R. Chadick
Senior Vice President
Personnel Number		General Counsel & Secretary

[SAMPLE AWARD LETTER UNDER 2006 LONG-TERM INCENTIVES PLAN,

FORMING A PART OF STOCK OPTION AGREEMENT]

[Date]

[Name]

Dear                 :

I am pleased to inform you that you have been awarded a long-term incentive grant. This grant is made up of stock options and a performance award (comprised of cash and shares). This long-term incentive grant is designed to reward us if we meet or exceed our goals of profitable growth and building shareowner value, key drivers of success for our business.

Total direct compensation for executive positions is typically made up of three components—base salary, annual incentive (ICP) and long-term incentives. Your total compensation statement includes the value of each of these elements of your compensation package. Your new long-term incentive award is outlined below:

•	Half of your target long-term incentive compensation is awarded to you in the form of stock options and you have been granted Rockwell Collins stock options on [date] at an exercise price of $ per share.

•	You have also been granted a performance award of for the achievement of our three year goals (FY - ) for Cumulative Sales and Return on Sales. The target award is made up of cash and performance shares. The goals have been set to reflect the strategic importance of profitable growth on our business. You will have the opportunity to earn from 0 to 200% of the target award based on the company’s performance against these pre-established goals shown on the enclosed performance matrix. A further adjustment of plus or minus 20% of the final award amount will potentially be made for our relative performance on Total Shareowner Return when compared to ten peer companies.

•	The stock options and performance awards are subject to the provisions of the 2006 Long-Term Incentives Plan and to the attached terms and conditions. Please read these documents and your copy of the Plan and Prospectus carefully and retain them for future reference.

As a key member of the Rockwell Collins leadership team, you play a significant role in the attainment of our growth and shareowner return goals. The potential value of these awards is related directly to our achievements and our pay-for-performance philosophy. Our company will be successful when we provide superior value to our customers and shareowners.

Congratulations on your receipt of this long-term incentive grant. As we strive to achieve our vision and values, I am confident that we will continue working together to fulfill the high expectations that we have for Rockwell Collins.

Sincerely,

Clay Jones

[TERMS AND CONDITIONS – EXECUTIVE OFFICERS]

ROCKWELL COLLINS, INC.

2006 LONG-TERM INCENTIVES PLAN

STOCK OPTION AGREEMENT

STOCK OPTION TERMS AND CONDITIONS

1.	Definitions

As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

(a)	Cashless Exercise: Cashless Exercise shall have the meaning set forth in Section 3(a)(ii) herein.

(b)	Change of Control: Change of Control shall have the same meaning as such term has in Section 10(a) of the Plan.

(c)	Charles Schwab: Charles Schwab & Co., Inc., the Stock Option Administrator whom the Corporation has engaged to administer and process all Option exercises.

(d)	Committee: The Compensation Committee of the Board of Directors of the Corporation.

(e)	Corporation: Rockwell Collins, Inc., a Delaware corporation, and any successor thereto.

(f)	Customer Service Center: Charles Schwab’s Customer Service Center that is used to facilitate Option transactions. Contact Charles Schwab at (888) 852-2135.

(g)	Employee: Employee shall have the same meaning as such term has in Section 2(j) of the Plan.

(h)	Exercise Request and Attestation Form: The form attached as Exhibit 1 or any other form accepted by Charles Schwab in connection with the use of already-owned Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options.

(i)	Notice of Exercise Form: The form attached as Exhibit 2 or any other form accepted by the Secretary of Rockwell Collins in his sole discretion.

(j)	Options: The stock options listed in the letter dated [Grant Date], to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitute the Stock Option Agreement.

(k)	Option Stock: The Stock issuable or transferable on exercise of the Options.

(l)	Plan: Rockwell Collins 2006 Long-Term Incentives Plan, as such Plan may be amended and in effect at the relevant time.

(m)	Stock: Stock shall have the same meaning as such term has in Section 2(dd) of the Plan.

(n)	Stock Option Agreement: These Stock Option Terms and Conditions together with the letter dated [Grant Date], to which they are attached.

(o)	Subsidiary: Subsidiary shall have the same meaning as such term has in Section 2(ee) of the Plan.

2.	When Options May be Exercised

The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Stock granted pursuant to nonqualified stock options (NQs) and incentive stock options (ISOs) during the period beginning on [First Anniversary of Grant Date] and ending on [Tenth Anniversary of Grant Date], as to an additional one-third (rounded to the nearest whole number) of the Option Stock granted pursuant to NQs and ISOs during the period beginning on [Second Anniversary of Grant Date] and ending on [Tenth Anniversary of Grant Date] and as to the balance of the Option Stock granted pursuant to NQs and ISOs during the period beginning on [Third Anniversary of Grant Date] and ending on [Tenth Anniversary of Grant Date], and only during those periods, and provided that:

(a)	if you die while an Employee, any person who holds the Options as permitted by Section 4 herein may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and

(b)	if your employment by the Corporation or a Subsidiary terminates other than by death, then:

(i)	if your retirement or other termination date is before [First Anniversary of Grant Date], the Options shall lapse on your retirement or other termination and may not be exercised at any time;

(ii)	if your employment by the Corporation or a Subsidiary is terminated for cause, as determined by the Committee, the Options shall expire forthwith upon your termination and may not be exercised thereafter;

(iii)	if your employment by the Corporation or a Subsidiary terminates on or after [First Anniversary of Grant Date] by reason of your retirement under a retirement plan of the Corporation, or under a retirement plan of a Subsidiary, you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise Options which are exercisable prior to the date of your retirement or that will become exercisable within (and only within) the period between the date of your retirement and ending on the fifth anniversary of your retirement date; or if you retire prior to age 62, the earlier of (x) the fifth anniversary of your retirement date or (y) such earlier date as the Committee shall determine by action taken not later than 60 days after your retirement date; and

(iv)	if your employment by the Corporation or a Subsidiary terminates on or after [First Anniversary of Grant Date] for any reason not specified in subparagraph (a) or in clauses (ii) or (iii) of this subparagraph (b), you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent such Options were exercisable on your termination date.

In no event shall the provisions of the foregoing subparagraphs (a) and (b) extend to a date after [Tenth Anniversary of Grant Date], the period during which the Options may be exercised.

Notwithstanding any other provision of this Agreement, if a Change of Control shall occur, then all Options then outstanding pursuant to this Agreement shall forthwith become fully exercisable whether or not then otherwise exercisable in accordance with their terms.

3.	Exercise Procedure

(a)	To exercise all or any part of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must first obtain authorization from Rockwell Collins’ Office of the Secretary by submitting a Notice of Exercise Form to Rockwell Collins’ Office of the Secretary (Attention: Stock Option Administration; facsimile number (319) 295-3599) or by other means acceptable to the Secretary of Rockwell Collins and then contact the Stock Option Administrator, Charles Schwab, by using the Customer Service Center, as follows:

(i)	contact the Customer Service Center by calling (888) 852-2135 Monday through Friday, 9:00 a.m. to 9:00 p.m. Eastern Time and follow the instructions provided;

(ii)	full payment of the exercise price for the Option Stock to be purchased on exercise of the Options may be made by:

•	check (wire) to your Charles Schwab account; or

•	in already-owned Stock; or

•	by authorizing Charles Schwab or a third party approved by the Corporation to sell the Stock (or a sufficient portion of the Stock) acquired upon exercise of the Option (“Cashless Exercise”); or

•	in a combination of check (wire) to your Charles Schwab account and Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise); and

(iii)	in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as Charles Schwab or the Secretary of the Corporation shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.

(b)	An exercise of the whole or any part of the Options shall be effective:

(i)	if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price for the Option Stock entirely by check (wire), upon (A) completion of your transaction by using the Customer Service Center and full payment of the exercise price and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(iii) herein; and

(ii)	if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price of the Option Stock in Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise) or in a combination of Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise) and check, upon (A) completion of your transaction by using the Customer Service Center and full payment of the exercise price (as described in Section 3(d)(i) herein) and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(iii) herein.

(c)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to pay the exercise price for the Option Stock to be purchased on exercise of any of the Options entirely by check, payment must be made by:

•	delivering to Charles Schwab a check (wire) in the full amount of the exercise price for those Option Stock; or

•	arranging with a stockbroker, bank or other financial institution to deliver to Charles Schwab full payment, by check or (if prior arrangements are made with Charles Schwab) by wire transfer, of the exercise price of those Option Stock.

In either event, in accordance with Section 3(e) herein, full payment of the exercise price for the Option Stock purchased must be made within three business days after the exercise has been completed through the Customer Service Center.

(d)	(i)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use already-owned Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must deliver to Charles Schwab an Exercise Request and Attestation Form and cash to cover the purchase of Option Stock as specified in such form. To perform such a transaction, the Exercise Request and Attestation Form must be submitted via fax (720) 785-8874 by 4:00 p.m. Eastern Time on the date of exercise and any questions concerning this type of transaction should be referred to (877) 636-7551 (Stock Option Administration Group Hotline). The Exercise Request and Attestation Form must attest to your ownership of Stock representing:

•	at least the number of shares of Stock whose value, based on the closing price of the Stock on the New York Stock Exchange — Composite Transactions on the day you have exercised your Options through the Customer Service Center, equals the exercise price for the Option Stock; or

•	any lesser number of shares of Stock you desire (or any person who holds the Options as permitted by Section 4 herein desires) to use to pay the exercise price for such Option Stock and a check in the amount of such exercise price less the value of the Stock delivered, based on the closing price of the Stock on the New York Stock Exchange — Composite Transactions on the day you have exercised your Options through the Customer Service Center.

(ii)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use Option Stock obtained by Cashless Exercise to pay all or part of the exercise price for the remaining Option Stock to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must contact the Customer Service Center at (888) 852-2135.

(iii)	Charles Schwab will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of shares of Stock, valued at the closing price on the New York Stock Exchange — Composite Transactions on the effective date of exercise under Section 3(b)(ii) herein, and any funds required to pay in full the exercise price for the Option Stock purchased. In accordance with Section 3(e) herein, you (or such other person) must pay, by check, in Stock or in a combination of check and Stock, any balance required to pay in full the exercise price of the Option Stock purchased within three business days following the effective date of such exercise of the Options under Section 3(b)(ii) herein.

(iv)	Notwithstanding any other provision of this Stock Option Agreement, the Secretary of the Corporation may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Stock pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

(e)	An exercise completed through the Customer Service Center, whether or not full payment of the exercise price for the Option Stock is received by Charles Schwab, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to pay to Charles Schwab in full the exercise price for that Option Stock, that payment being by check, wire transfer, in Stock or in a combination of check and Stock, on or before the third business day after the date on which you complete the transaction through the Customer Service Center. If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation and your employer, in their discretion, to set off against salary payments or other amounts due to you (or the other person entitled to exercise the Options) any balance of the exercise price for such Option Stock remaining unpaid thereafter.

(f)	An Exercise Confirmation representing the amount of Option Stock purchased will be issued the third business day (trade date plus three business days) (i) after Charles Schwab has received full payment therefor or (ii) at the Corporation’s or Charles Schwab’s election in their sole discretion, after the Corporation or Charles Schwab has received (x) full payment of the exercise price of that Option Stock and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5 herein.

4.	Transferability; Nonassignability

You are not entitled to transfer the Options except by will or by the laws of descent and distribution.

5.	Withholding

The Corporation, your employer or Charles Schwab shall have the right, in connection with the exercise of the Options, in whole or in part, to deduct from any payment to be made by the Corporation, your employer or Charles Schwab an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if the Corporation, your employer or Charles Schwab elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within three business days after the completion of the Option exercise as provided in Section 3(a)(ii) herein. If such payment is not made, the Corporation and your employer, in their discretion, shall have the same right of set-off as provided under Section 3(e) herein with respect to payment of the exercise price for Option Stock.

6.	Headings

The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7.	References

All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

8.	Entire Agreement

This Stock Option Agreement and the other terms applicable to Stock Options granted under the Plan embody the entire agreement and understanding between the Corporation and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.

9.	Applicable Laws and Regulations

This Stock Option Agreement and the Corporation’s obligation to issue Option Stock hereunder are subject to applicable laws and regulations.

Exhibit 1    Exercise Request and Attestation Form (For Use With Already-Owned Stock)

Exhibit 2    Notice of Exercise Form

THE CHARLES SCHWAB & COMPANY

Exercise Request and Attestation Form - Stock Swap Method

Exhibit 1

Fax # (720) 785-8884

Account Information

Charles Schwab & Co. Account #: ___ ___ ___ ___ - ___ ___ ___ ___

Name: ______________________ Daytime Phone Number: ( ) __________

Address: ______________________

______________________ Home Phone Number: ( ) __________

____

Grants To Exercise

I hereby elect to exercise the option(s) shown below using the stock swap method of exercise. This Exercise Request Form includes complete attestation information, which indicates the shares to which I am attesting in order to pay the exercise price of my options. **I must submit sufficient cash to cover one full share <u>per grant</u> before my exercise will be processed (cash, check or wire).**

Option GrantID	Option Grant Date (mm/dd/yy)	Type (Incentive/Non-Statutory)	Option Grant Price	X	Number of Options to Exercise*	=	Option Exercise Price

* Indicate a number of shares you wish to exercise.

Attestation

Although Charles Schwab has not required me to make actual delivery of my certificates or shares held at another brokerage and I will retain ownership of the shares, I **Certify** that I have held the Common Stock that I am tendering for at least six (6) months, and that the shares have not been used for attestation in a Stock Swap for one full year. **

Held in Certificate(s) or another Brokerage Account *	Number of Shares Attested	Acquired by Stock Option Plan Exercise If YES, indicate ISO or NSO (Indicate NO or Yes-ISO or YES-NSO)	Date(s) of Acquisition	Tax Basis for Your Records**

Charles Schwab & Co. Account Number: ___ ___ ___ ___ - ___ ___ ___ ___

* ATTENTION: If shares are held in more than one name, both holders must sign below

** The swap of ISO shares within a year of original exercise may have adverse tax implications. Consult your tax advisor.

Irrevocable Tax Election

Charles Schwab will automatically sell some shares to cover any applicable withholding taxes and fees unless you elect otherwise below.

<u>Choice A</u>

( ) In addition to attesting to shares for the exercise price, I want to prepay any applicable withholding taxes from my existing cash Charles Schwab account or by enclosed check. I understand that if my total funds are not sufficient to cover these amounts, Charles Schwab will sell some shares to cover the shortfall.

<u>Choice B</u>

(For US Taxpayers only/use for non-statutory options only)

( ) I want to prepay my exercise price using the attestation procedures, and I elect to use share withholding from shares exercised for the payment of any applicable taxes.

Signature

I hereby confirm that the above information is correct, attest to the ownership of the shares of the company Common Stock described under Attestation and tender such shares for the purposes set forth above.

I understand and agree that this exercise will be processed in accordance with the Terms and Conditions governing my Charles Schwab Account and the company stock option plan under which my options were granted.

Your Signature: ______________________ Today's Date: __________

Joint Signature: ______________________ Today's Date: __________

© 2005 Charles Schwab & Co., Inc. All rights reserved. Member: SIPC. (0802-2015)

Exhibit 2

NOTICE OF EXERCISE FORM

To:	Rockwell Collins, Inc.

Office of the Secretary

400 Collins Road NE

Cedar Rapids, IA 52498

Fax No. (319) 295-3599

1. OPTIONS EXERCISED: Subject to the terms and conditions of my Stock Option Agreement(s) with Rockwell Collins, Inc. (Rockwell Collins) thereunder, I hereby exercise the following stock option(s):

Date of Grant	Number of Shares	Exercise Price	Total Purchase Price

		$	$

		$	$

		$	$

2. PAYMENT: The following must be received by Charles Schwab & Co., Inc. (Charles Schwab) within three business days following the date of exercise:

•	A check payable to Rockwell Collins Employee Stock Option Program or a wire transfer to Charles Schwab for credit to the Rockwell Collins Employee Stock Option Program in the amount of the Total Purchase Price of the above-itemized stock option(s); or

•	A number of shares of Rockwell Collins Common Stock surrendered or sold to pay the Total Purchase Price of the above-itemized stock option(s); or

•	A combination of (i) check payable to Rockwell Collins Employee Stock Option Program or a wire transfer to Charles Schwab for credit to the Rockwell Collins Employee Stock Option Program, and (ii) a number of shares of Stock surrendered or sold, which together amount to the Total Purchase Price of the above-itemized stock option(s).

Notice of Exercise Form

For Officers and Directors Only

If full payment of the Total Purchase Price of the stock option(s) listed in Item 1 is not delivered within three (3) business days after the exercise date, Rockwell Collins is authorized forthwith to set off the balance due against any amounts due or which may become due me to satisfy my obligation to pay the Total Purchase Price.

This Stock Option Exercise may not be revoked or changed after delivery of this form, properly completed, dated and signed, to Rockwell Collins whether or not payment accompanies this form and whether this form is dated before, on or after the date of such receipt.

(Signature)

Printed Name

Dated:

[TERMS AND CONDITIONS – NON-EXECUTIVE OFFICERS VICE PRESIDENT &

ABOVE NQs AND ISOs]

ROCKWELL COLLINS, INC.

2006 LONG-TERM INCENTIVES PLAN

STOCK OPTION AGREEMENT

STOCK OPTION TERMS AND CONDITIONS

1.	Definitions

As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

(a)	Cashless Exercise: Cashless Exercise shall have the meaning set forth in Section 3(a)(iv) herein.

(b)	Change of Control: Change of Control shall have the same meaning as such term has in Section 10(a) of the Plan.

(c)	Charles Schwab: Charles Schwab & Co., Inc., the Stock Option Administrator whom the Corporation has engaged to administer and process all Option exercises.

(d)	Committee: The Compensation Committee of the Board of Directors of the Corporation.

(e)	Corporation: Rockwell Collins, Inc., a Delaware corporation, and any successor thereto.

(f)	Customer Service Center: Charles Schwab’s Customer Service Center that is used to facilitate Option transactions. Contact Charles Schwab at (888) 852-2135.

(g)	Employee: Employee shall have the same meaning as such term has in Section 2(j) of the Plan.

(h)	Exercise Request and Attestation Form: The form attached as Exhibit 1 or any other form accepted by Charles Schwab in connection with the use of already-owned Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options.

(i)	Options: The stock options listed in the letter dated [Grant Date], to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitute the Stock Option Agreement.

(j)	Option Stock: The Stock issuable or transferable on exercise of the Options.

(k)	Plan: Rockwell Collins 2006 Long-Term Incentives Plan, as such Plan may be amended and in effect at the relevant time.

(l)	Schwab OptionCenter® : Charles Schwab’s stock option management website which you can use to access your stock option account and to facilitate stock option transactions securely on the web at www.schwab.com/optioncenter.

(m)	Stock: Stock shall have the same meaning as such term has in Section 2(dd) of the Plan.

(n)	Stock Option Agreement: These Stock Option Terms and Conditions together with the letter dated [Grant Date], to which they are attached.

(o)	Subsidiary: Subsidiary shall have the same meaning as such term has in Section 2(ee) of the Plan.

2.	When Options May be Exercised

The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Stock granted pursuant to nonqualified stock options (NQs) and incentive stock options (ISOs) during the period beginning on [First Anniversary of Grant Date] and ending on [Tenth Anniversary of Grant Date], as to an additional one-third (rounded to the nearest whole number) of the Option Stock granted pursuant to NQs and ISOs during the period beginning on [Second Anniversary of Grant Date] and ending on [Tenth Anniversary of Grant Date] and as to the balance of the Option Stock granted pursuant to NQs and ISOs during the period beginning on [Third Anniversary of Grant Date] and ending on [Tenth Anniversary of Grant Date], and only during those periods, and provided that:

(a)	if you die while an Employee, any person who holds the Options as permitted by Section 4 herein may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and

(b)	if your employment by the Corporation or a Subsidiary terminates other than by death, then:

(i)	if your retirement or other termination date is before [First Anniversary of Grant Date], the Options shall lapse on your retirement or other termination and may not be exercised at any time;

(ii)	if your employment by the Corporation or a Subsidiary is terminated for cause, as determined by the Committee, the Options shall expire forthwith upon your termination and may not be exercised thereafter;

(iii)	if your employment by the Corporation or a Subsidiary terminates on or after [First Anniversary of Grant Date] by reason of your retirement under a retirement plan of the Corporation, or under a retirement plan of a Subsidiary, you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise Options which are exercisable prior to the date of your retirement or that will become exercisable within (and only within) the period between the date of your retirement and ending on the fifth anniversary of your retirement date; or if you retire prior to age 62, the earlier of (x) the fifth anniversary of your retirement date or (y) such earlier date as the Committee shall determine by action taken not later than 60 days after your retirement date; and

(iv)	if your employment by the Corporation or a Subsidiary terminates on or after [First Anniversary of Grant Date] for any reason not specified in subparagraph (a) or in clauses (ii) or (iii) of this subparagraph (b), you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent such Options were exercisable on your termination date.

In no event shall the provisions of the foregoing subparagraphs (a) and (b) extend to a date after [Tenth Anniversary of Grant Date], the period during which the Options may be exercised.

Notwithstanding any other provision of this Agreement, if a Change of Control shall occur, then all Options then outstanding pursuant to this Agreement shall forthwith become fully exercisable whether or not then otherwise exercisable in accordance with their terms.

3.	Exercise Procedure

(a)	To exercise all or any part of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must contact the Stock Option Administrator, Charles Schwab, by using the Customer Service Center or Schwab OptionCenter®, as follows:

(i)	contact the Customer Service Center by calling (888) 852-2135 Monday through Friday, 9:00 a.m. to 9:00 p.m. Eastern Time and follow the instructions provided, or exercise via the Web through the Schwab OptionCenter® at www.schwab.com/ optioncenter;

(ii)	confirm the Option transaction through the Customer Service Center or Schwab OptionCenter®;

(iii)	at any time you may speak to a Customer Service Representative for assistance by calling 888-852-2135;

(iv)	full payment of the exercise price for the Option Stock to be purchased on exercise of the Options may be made by:

•	check (wire) to your Charles Schwab account; or

•	in already-owned Stock; or

•	by authorizing Charles Schwab or a third party approved by the Corporation to sell the Stock (or a sufficient portion of the Stock) acquired upon exercise of the Option (“Cashless Exercise”); or

•	in a combination of check (wire) to your Charles Schwab account and Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise); and

(v)	in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as Charles Schwab or the Secretary of the Corporation shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.

(b)	An exercise of the whole or any part of the Options shall be effective:

(i)	if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price for the Option Stock entirely by check (wire), upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter® and full payment of the exercise price and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein; and

(iii)	if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price of the Option Stock in Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise) or in a combination of Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise) and check, upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter® and full payment of the exercise price (as described in Section 3(d)(i) herein) and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein.

(c)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to pay the exercise price for the Option Stock to be purchased on exercise of any of the Options entirely by check, payment must be made by:

•	delivering to Charles Schwab a check (wire) in the full amount of the exercise price for those Option Stock; or

•	arranging with a stockbroker, bank or other financial institution to deliver to Charles Schwab full payment, by check or (if prior arrangements are made with Charles Schwab) by wire transfer, of the exercise price of those Option Stock.

In either event, in accordance with Section 3(e) herein, full payment of the exercise price for the Option Stock purchased must be made within three business days after the exercise has been completed through the Customer Service Center or Schwab OptionCenter®.

(d)	(i)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use already-owned Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must deliver to Charles Schwab an Exercise Request and Attestation Form and cash to cover the purchase of Option Stock as specified in such form. To perform such a transaction, the Exercise Request and Attestation Form must be submitted via fax (720) 785-8874 by 4:00 p.m. Eastern Time on the date of exercise and any questions concerning this type of transaction should be referred to (877) 636-7551 (Stock Option Administration Group Hotline). The Exercise Request and Attestation Form must attest to your ownership of Stock representing:

•	at least the number of shares of Stock whose value, based on the closing price of the Stock on the New York Stock Exchange — Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter®, equals the exercise price for the Option Stock; or

•	any lesser number of shares of Stock you desire (or any person who holds the Options as permitted by Section 4 herein desires) to use to pay the exercise price for such Option Stock and a check in the amount of such exercise price less the value of the Stock delivered, based on the closing price of the Stock on the New York Stock Exchange — Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter®.

(ii)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use Option Stock obtained by Cashless Exercise to pay all or part of the exercise price for the remaining Option Stock to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must contact the Customer Service Center at (888) 852-2135 or Schwab OptionCenter®.

(iii)	Charles Schwab will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of shares of Stock, valued at the closing price on the

New York Stock Exchange — Composite Transactions on the effective date of exercise under Section 3(b)(ii) herein, and any funds required to pay in full the exercise price for the Option Stock purchased. In accordance with Section 3(e) herein, you (or such other person) must pay, by check, in Stock or in a combination of check and Stock, any balance required to pay in full the exercise price of the Option Stock purchased within three business days following the effective date of such exercise of the Options under Section 3(b)(ii) herein.

(iv)	Notwithstanding any other provision of this Stock Option Agreement, the Secretary of the Corporation may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Stock pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

(e)	An exercise completed through the Customer Service Center or Schwab OptionCenter®, whether or not full payment of the exercise price for the Option Stock is received by Charles Schwab, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to pay to Charles Schwab in full the exercise price for that Option Stock, that payment being by check, wire transfer, in Stock or in a combination of check and Stock, on or before the third business day after the date on which you complete the transaction through the Customer Service Center. If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation and your employer, in their discretion, to set off against salary payments or other amounts due to you (or the other person entitled to exercise the Options) any balance of the exercise price for such Option Stock remaining unpaid thereafter.

(f)	An Exercise Confirmation representing the amount of Option Stock purchased will be issued the third business day (trade date plus three business days) (i) after Charles Schwab has received full payment therefor or (ii) at the Corporation’s or Charles Schwab’s election in their sole discretion, after the Corporation or Charles Schwab has received (x) full payment of the exercise price of that Option Stock and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5 herein.

4.	Transferability; Nonassignability

You are not entitled to transfer the Options except by will or by the laws of descent and distribution.

5.	Withholding

The Corporation, your employer or Charles Schwab shall have the right, in connection with the exercise of the Options, in whole or in part, to deduct from any payment to be made by the Corporation, your employer or Charles Schwab an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if the Corporation, your employer or Charles Schwab elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within three business days after the completion of the Option exercise as provided in Section 3(a)(ii) herein. If such payment is not made, the Corporation and your employer, in their discretion, shall have the same right of set-off as provided under Section 3(e) herein with respect to payment of the exercise price for Option Stock.

6.	Headings

The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7.	References

All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

8.	Entire Agreement

This Stock Option Agreement and the other terms applicable to Stock Options granted under the Plan embody the entire agreement and understanding between the Corporation and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.

9.	Applicable Laws and Regulations

This Stock Option Agreement and the Corporation’s obligation to issue Option Stock hereunder are subject to applicable laws and regulations.

Exhibit 1 Exercise Request and Attestation Form (For Use With Already - Owned Stock)

[TERMS AND CONDITIONS – NON-EXECUTIVE OFFICERS VICE PRESIDENT &

ABOVE NQs ONLY]

ROCKWELL COLLINS, INC.

2006 LONG-TERM INCENTIVES PLAN

STOCK OPTION AGREEMENT

STOCK OPTION TERMS AND CONDITIONS

1.	Definitions

As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

(a)	Cashless Exercise: Cashless Exercise shall have the meaning set forth in Section 3(a)(iv) herein.

(b)	Change of Control: Change of Control shall have the same meaning as such term has in Section 10(a) of the Plan.

(c)	Charles Schwab: Charles Schwab & Co., Inc., the Stock Option Administrator whom the Corporation has engaged to administer and process all Option exercises.

(d)	Committee: The Compensation Committee of the Board of Directors of the Corporation.

(e)	Corporation: Rockwell Collins, Inc., a Delaware corporation, and any successor thereto.

(f)	Customer Service Center: Charles Schwab’s Customer Service Center that is used to facilitate Option transactions. Contact Charles Schwab at (888) 852-2135.

(g)	Employee: Employee shall have the same meaning as such term has in Section 2(j) of the Plan.

(h)	Exercise Request and Attestation Form: The form attached as Exhibit 1 or any other form accepted by Charles Schwab in connection with the use of already-owned Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options.

(i)	Options: The stock options listed in the letter dated [Grant Date], to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitute the Stock Option Agreement.

(j)	Option Stock: The Stock issuable or transferable on exercise of the Options.

(k)	Plan: Rockwell Collins 2006 Long-Term Incentives Plan, as such Plan may be amended and in effect at the relevant time.

(l)	Schwab OptionCenter® : Charles Schwab’s stock option management website which you can use to access your stock option account and to facilitate stock option transactions securely on the web at www.schwab.com/optioncenter.

(m)	Stock: Stock shall have the same meaning as such term has in Section 2(dd) of the Plan.

(n)	Stock Option Agreement: These Stock Option Terms and Conditions together with the letter dated [Grant Date], to which they are attached.

(o)	Subsidiary: Subsidiary shall have the same meaning as such term has in Section 2(ee) of the Plan.

2.	When Options May be Exercised

The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Stock during the period beginning on [First Anniversary of Grant Date] and ending on [Tenth Anniversary of Grant Date], as to an additional one-third (rounded to the nearest whole number) of the Option Stock during the period beginning on [Second Anniversary of Grant Date] and ending on [Tenth Anniversary of Grant Date] and as to the balance of the Option Stock during the period beginning on [Third Anniversary of Grant Date] and ending on [Tenth Anniversary of Grant Date], and only during those periods, and provided that:

(a)	if you die while an Employee, any person who holds the Options as permitted by Section 4 herein may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and

(b)	if your employment by the Corporation or a Subsidiary terminates other than by death, then:

(i)	if your retirement or other termination date is before [First Anniversary of Grant Date], the Options shall lapse on your retirement or other termination and may not be exercised at any time;

(ii)	if your employment by the Corporation or a Subsidiary is terminated for cause, as determined by the Committee, the Options shall expire forthwith upon your termination and may not be exercised thereafter;

(iii)	if your employment by the Corporation or a Subsidiary terminates on or after [First Anniversary of Grant Date] by reason of your retirement under a retirement plan of the Corporation, or under a retirement plan of a Subsidiary, you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise Options which are exercisable prior to the date of your retirement or that will become exercisable within (and only within) the period between the date of your retirement and ending on the fifth anniversary of your retirement date; or if you retire prior to age 62, the earlier of (x) the fifth anniversary of your retirement date or (y) such earlier date as the Committee shall determine by action taken not later than 60 days after your retirement date; and

(iv)	if your employment by the Corporation or a Subsidiary terminates on or after [First Anniversary of Grant Date] for any reason not specified in subparagraph (a) or in clauses (ii) or (iii) of this subparagraph (b), you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent such Options were exercisable on your termination date.

In no event shall the provisions of the foregoing subparagraphs (a) and (b) extend to a date after [Tenth Anniversary of Grant Date], the period during which the Options may be exercised.

Notwithstanding any other provision of this Agreement, if a Change of Control shall occur, then all Options then outstanding pursuant to this Agreement shall forthwith become fully exercisable whether or not then otherwise exercisable in accordance with their terms.

3.	Exercise Procedure

(a)	To exercise all or any part of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must contact the Stock Option Administrator, Charles Schwab, by using the Customer Service Center or Schwab OptionCenter®, as follows:

(i)	contact the Customer Service Center by calling (888) 852-2135 Monday through Friday, 9:00 a.m. to 9:00 p.m. Eastern Time and follow the instructions provided, or exercise via the Web through the Schwab OptionCenter® at www.schwab.com/ optioncenter;

(ii)	confirm the Option transaction through the Customer Service Center or Schwab OptionCenter®;

(iii)	at any time you may speak to a Customer Service Representative for assistance by calling 888-852-2135;

(iv)	full payment of the exercise price for the Option Stock to be purchased on exercise of the Options may be made by:

•	check (wire) to your Charles Schwab account; or

•	in already-owned Stock; or

•	by authorizing Charles Schwab or a third party approved by the Corporation to sell the Stock (or a sufficient portion of the Stock) acquired upon exercise of the Option (“Cashless Exercise”); or

•	in a combination of check (wire) to your Charles Schwab account and Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise); and

(v)	in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as Charles Schwab or the Secretary of the Corporation shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.

(b)	An exercise of the whole or any part of the Options shall be effective:

(i)	if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price for the Option Stock entirely by check (wire), upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter® and full payment of the exercise price and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein; and

(ii)	if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price of the Option Stock in Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise) or in a combination of Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise) and check, upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter® and full payment of the exercise price (as described in Section 3(d)(i) herein) and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein.

(c)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to pay the exercise price for the Option Stock to be purchased on exercise of any of the Options entirely by check, payment must be made by:

•	delivering to Charles Schwab a check (wire) in the full amount of the exercise price for those Option Stock; or

•	arranging with a stockbroker, bank or other financial institution to deliver to Charles Schwab full payment, by check or (if prior arrangements are made with Charles Schwab) by wire transfer, of the exercise price of those Option Stock.

In either event, in accordance with Section 3(e) herein, full payment of the exercise price for the Option Stock purchased must be made within three business days after the exercise has been completed through the Customer Service Center or Schwab OptionCenter®.

(d)	(i)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use already-owned

Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must deliver to Charles Schwab an Exercise Request and Attestation Form and cash to cover the purchase of Option Stock as specified in such form. To perform such a transaction, the Exercise Request and Attestation Form must be submitted via fax (720) 785-8874 by 4:00 p.m. Eastern Time on the date of exercise and any questions concerning this type of transaction should be referred to (877) 636-7551 (Stock Option Administration Group Hotline). The Exercise Request and Attestation Form must attest to your ownership of Stock representing:

•	at least the number of shares of Stock whose value, based on the closing price of the Stock on the New York Stock Exchange — Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter®, equals the exercise price for the Option Stock; or

•	any lesser number of shares of Stock you desire (or any person who holds the Options as permitted by Section 4 herein desires) to use to pay the exercise price for such Option Stock and a check in the amount of such exercise price less the value of the Stock delivered, based on the closing price of the Stock on the New York Stock Exchange — Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter®.

(ii)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use Option Stock obtained by Cashless Exercise to pay all or part of the exercise price for the remaining Option Stock to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must contact the Customer Service Center at (888) 852-2135 or Schwab OptionCenter®.

(iii)	Charles Schwab will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of shares of Stock, valued at the closing price on the New York Stock Exchange — Composite Transactions on the effective date of exercise under Section 3(b)(ii) herein, and any funds required to pay in full the exercise price for the Option Stock purchased. In accordance with Section 3(e) herein, you (or such other person) must pay, by check, in Stock or in a combination of check and Stock, any balance required to pay in full the exercise price of the Option Stock purchased within three business days following the effective date of such exercise of the Options under Section 3(b)(ii) herein.

(iv)	Notwithstanding any other provision of this Stock Option Agreement, the Secretary of the Corporation may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Stock pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

(e)	An exercise completed through the Customer Service Center or Schwab OptionCenter®, whether or not full payment of the exercise price for the Option Stock is received by Charles Schwab, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to pay to Charles Schwab in full the exercise price for that Option Stock, that payment being by check, wire transfer, in Stock or in a combination of check and Stock, on or before the third business day after the date on which you complete the transaction through the Customer Service Center. If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation and your employer, in their discretion, to set off against salary payments or other amounts due to you (or the other person entitled to exercise the Options) any balance of the exercise price for such Option Stock remaining unpaid thereafter.

(f)	An Exercise Confirmation representing the amount of Option Stock purchased will be issued the third business day (trade date plus three business days) (i) after Charles Schwab has received full payment therefor or (ii) at the Corporation’s or Charles Schwab’s election in their sole discretion, after the Corporation or Charles Schwab has received (x) full payment of the exercise price of that Option Stock and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5 herein.

4.	Transferability; Nonassignability

You are not entitled to transfer the Options except by will or by the laws of descent and distribution.

5.	Withholding

The Corporation, your employer or Charles Schwab shall have the right, in connection with the exercise of the Options, in whole or in part, to deduct from any payment to be made by the Corporation, your employer or Charles Schwab an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if the Corporation, your employer or Charles Schwab elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within three business days after the completion of the Option exercise as provided in Section 3(a)(ii) herein. If such payment is not made, the Corporation and your employer, in their discretion, shall have the same right of set-off as provided under Section 3(e) herein with respect to payment of the exercise price for Option Stock.

6.	Headings

The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7.	References

All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

8.	Entire Agreement

This Stock Option Agreement and the other terms applicable to Stock Options granted under the Plan embody the entire agreement and understanding between the Corporation and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.

9.	Applicable Laws and Regulations

This Stock Option Agreement and the Corporation’s obligation to issue Option Stock hereunder are subject to applicable laws and regulations.

Exhibit 1 Exercise Request and Attestation Form (For Use With Already-Owned Stock)

[TERMS AND CONDITIONS – STANDARD BELOW VICE PRESIDENT]

ROCKWELL COLLINS, INC.

2006 LONG-TERM INCENTIVES PLAN

STOCK OPTION AGREEMENT

STOCK OPTION TERMS AND CONDITIONS

1.	Definitions

As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

(a)	Cashless Exercise: Cashless Exercise shall have the meaning set forth in Section 3(a)(iv) herein.

(b)	Change of Control: Change of Control shall have the same meaning as such term has in Section 10(a) of the Plan.

(c)	Charles Schwab: Charles Schwab & Co., Inc., the Stock Option Administrator whom the Corporation has engaged to administer and process all Option exercises.

(d)	Committee: The Compensation Committee of the Board of Directors of the Corporation.

(e)	Corporation: Rockwell Collins, Inc., a Delaware corporation, and any successor thereto.

(e)	Customer Service Center: Charles Schwab’s Customer Service Center that is used to facilitate Option transactions. Contact Charles Schwab at (800) 654-2593.

(f)	Employee: Employee shall have the same meaning as such term has in Section 2(j) of the Plan.

(g)	Exercise Request and Attestation Form: The form attached as Exhibit 1 or any other form accepted by Charles Schwab in connection with the use of already-owned Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options.

(h)	Options: The stock options listed in the first paragraph of the letter dated [Grant Date], to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitute the Stock Option Agreement.

(i)	Option Stock: The Stock issuable or transferable on exercise of the Options.

(j)	Plan: Rockwell Collins 2006 Long-Term Incentives Plan, as such Plan may be amended and in effect at the relevant time.

(k)	Schwab OptionCenter® : Charles Schwab’s stock option management website which you can use to access your stock option account and to facilitate stock option transactions securely on the web at www.schwab.com/optioncenter.

(l)	Stock: Stock shall have the same meaning as such term has in Section 2(dd) of the Plan.

(m)	Stock Option Agreement: These Stock Option Terms and Conditions together with the letter dated [Grant Date], to which they are attached.

(n)	Subsidiary: Subsidiary shall have the same meaning as such term has in Section 2(ee) of the Plan.

2.	When Options May be Exercised

The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Stock during the period beginning on [First Anniversary of Grant Date] and ending on [Tenth Anniversary of Grant Date], as to an additional one-third (rounded to the nearest whole number) of the Option Stock during the period beginning on [Second Anniversary of Grant Date] and ending on [Tenth Anniversary of Grant Date] and as to the balance of the Option Stock during the period beginning on [Third Anniversary of Grant Date] and ending on [Tenth Anniversary of Grant Date], and only during those periods, and provided that:

(a)	if you die while an Employee, any person who holds the Options as permitted by Section 4 herein may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and

(b)	if your employment by the Corporation or a Subsidiary terminates other than by death, then:

(i)	if your retirement or other termination date is before [First Anniversary of Grant Date] the Options shall lapse on your retirement or other termination and may not be exercised at any time;

(ii)	if your employment by the Corporation or a Subsidiary is terminated for cause, as determined by the Committee, the Options shall expire forthwith upon your termination and may not be exercised thereafter;

(iii)	if your employment by the Corporation or a Subsidiary terminates on or after [First Anniversary of Grant Date] by reason of your retirement under a retirement plan of the Corporation, or under a retirement plan of a Subsidiary, you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise Options which are exercisable prior to the date of your retirement or that will become exercisable within (and only within) the period between the date of your retirement and ending on the fifth anniversary of your retirement date; or if you retire prior to age 62, the earlier of (x) the fifth anniversary of your retirement date or (y) such earlier date as the Committee shall determine by action taken not later than 60 days after your retirement date; and

(iv)	if your employment by the Corporation or a Subsidiary terminates on or after [First Anniversary of Grant Date] for any reason not specified in subparagraph (a) or in clauses (ii) or (iii) of this subparagraph (b), you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent such Options were exercisable on your termination date.

In no event shall the provisions of the foregoing subparagraphs (a) and (b) extend to a date after [Tenth Anniversary of Grant Date], the period during which the Options may be exercised.

Notwithstanding any other provision of this Agreement, if a Change of Control shall occur, then all Options then outstanding pursuant to this Agreement shall forthwith become fully exercisable whether or not then otherwise exercisable in accordance with their terms.

3.	Exercise Procedure

(a)	To exercise all or any part of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must contact the Stock Option Administrator, Charles Schwab, by using the Customer Service Center or Schwab OptionCenter®, as follows:

(i)	contact the Customer Service Center by calling (800) 654-2593 Monday through Friday, 9:00 a.m. to 9:00 p.m. Eastern Time and follow the instructions provided, or exercise via the Web through the Schwab OptionCenter® at www.schwab.com/ optioncenter;

(ii)	confirm the Option transaction through the Customer Service Center or Schwab OptionCenter®;

(iii)	at any time you may speak to a Customer Service Representative for assistance by calling (800) 654-2593;

(iv)	full payment of the exercise price for the Option Stock to be purchased on exercise of the Options may be made by:

•	check (wire) to your Charles Schwab account; or

•	in already-owned Stock; or

•	by authorizing Charles Schwab or a third party approved by the Corporation to sell the Stock (or a sufficient portion of the Stock) acquired upon exercise of the Option (“Cashless Exercise”); or

•	in a combination of check (wire) to your Charles Schwab account and Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise); and

(v)	in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as Charles Schwab or the Secretary of the Corporation shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.

(b)	An exercise of the whole or any part of the Options shall be effective:

(i)	if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price for the Option Stock entirely by check (wire), upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter® and full payment of the exercise price and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein; and

(ii)	if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price of the Option Stock in Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise) or in a combination of Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise) and check, upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter® and full payment of the exercise price (as described in Section 3(d)(i) herein) and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein.

(c)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to pay the exercise price for the Option Stock to be purchased on exercise of any of the Options entirely by check, payment must be made by:

•	delivering to Charles Schwab a check (wire) in the full amount of the exercise price for those Option Stock; or

•	arranging with a stockbroker, bank or other financial institution to deliver to Charles Schwab full payment, by check or (if prior arrangements are made with Charles Schwab) by wire transfer, of the exercise price of those Option Stock.

In either event, in accordance with Section 3(e) herein, full payment of the exercise price for the Option Stock purchased must be made within three business days after the exercise has been completed through the Customer Service Center or Schwab OptionCenter®.

(d)	(i)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use already-owned

Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must deliver to Charles Schwab an Exercise Request and Attestation Form and cash to cover the purchase of Option Stock as specified in such form. To perform such a transaction, the Exercise Request and Attestation Form must be submitted via fax (720) 785-8874 by 4:00 p.m. Eastern Time on the date of exercise and any questions concerning this type of transaction should be referred to (877) 636-7551 (Stock Option Administration Group Hotline). The Exercise Request and Attestation Form must attest to your ownership of Stock representing:

•	at least the number of shares of Stock whose value, based on the closing price of the Stock on the New York Stock Exchange — Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter®, equals the exercise price for the Option Stock; or

•	any lesser number of shares of Stock you desire (or any person who holds the Options as permitted by Section 4 herein desires) to use to pay the exercise price for such Option Stock and a check in the amount of such exercise price less the value of the Stock delivered, based on the closing price of the Stock on the New York Stock Exchange — Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter®.

(ii)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use Option Stock obtained by Cashless Exercise to pay all or part of the exercise price for the remaining Option Stock to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must contact the Customer Service Center at (800) 654-2593 or Schwab OptionCenter®.

(iii)	Charles Schwab will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of shares of Stock, valued at the closing price on the New York Stock Exchange — Composite Transactions on the effective date of exercise under Section 3(b)(ii) herein, and any funds required to pay in full the exercise price for the Option Stock purchased. In accordance with Section 3(e) herein, you (or such other person) must pay, by check, in Stock or in a combination of check and Stock, any balance required to pay in full the exercise price of the Option Stock purchased within three business days following the effective date of such exercise of the Options under Section 3(b)(ii) herein.

(iv)	Notwithstanding any other provision of this Stock Option Agreement, the Secretary of the Corporation may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Stock pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

(e)	An exercise completed through the Customer Service Center or Schwab OptionCenter®, whether or not full payment of the exercise price for the Option Stock is received by Charles Schwab, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to pay to Charles Schwab in full the exercise price for that Option Stock, that payment being by check, wire transfer, in Stock or in a combination of check and Stock, on or before the third business day after the date on which you complete the transaction through the Customer Service Center. If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation and your employer, in their discretion, to set off against salary payments or other amounts due to due you (or the other person entitled to exercise the Options) any balance of the exercise price for such Option Stock remaining unpaid thereafter.

(f)	An Exercise Confirmation representing the amount of Option Stock purchased will be issued the third business day (trade date plus three business days) (i) after Charles Schwab has received full payment therefor or (ii) at the Corporation’s or Charles Schwab’s election in their sole discretion, after the Corporation or Charles Schwab has received (x) full payment of the exercise price of that Option Stock and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5 herein.

4.	Transferability; Nonassignability

You are not entitled to transfer the Options except by will or by the laws of descent and distribution.

5.	Withholding

The Corporation, your employer or Charles Schwab shall have the right, in connection with the exercise of the Options, in whole or in part, to deduct from any payment to be made by the Corporation, your employer or Charles Schwab an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if the Corporation, your employer or Charles Schwab elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within three business days after the completion of the Option exercise as provided in Section 3(a)(ii) herein. If such payment is not made, the Corporation and your employer, in their discretion, shall have the same right of set-off as provided under Section 3(e) herein with respect to payment of the exercise price for Option Stock.

6.	Headings

The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7.	References

All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

8.	Entire Agreement

This Stock Option Agreement and the other terms applicable to Stock Options granted under the Plan embody the entire agreement and understanding between the Corporation and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.

9.	Applicable Laws and Regulations

This Stock Option Agreement and the Corporation obligation to issue Option Stock hereunder are subject to applicable laws and regulations.

Exhibit 1 Exercise Request and Attestation Form (For Use With Already-Owned Stock)